THIS  AGREEMENT  is  made  effective  as  of  the  day  of March, 2000

BETWEEN:

EFINANCIAL  DEPOT.COM,  INC.
----------------------------
150  -  1875  Century  Park  East
Century  City,  California,  90067
(hereinafter  referred  to  as  the  "Company")
                                                               OF THE FIRST PART

AND:

COBRATECH  INDUSTRIES  INC.
---------------------------

(hereinafter  referred  to  as  the  "Contractor")
                                                              OF THE SECOND PART

WHEREAS:

A. The Company desires to retain the Contractor to assist the Company in pursuing a strategic relationship with China.com and the Contractor has agreed to so assist the Company on the terms and conditions of this Agreement.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

                                    ARTICLE 1
                     APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1     Appointment  of  Contractor

          The Company hereby appoints the Contractor to perform certain services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.

1.2     Authority  of  Contractor

          The Contractor shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.3     Independent  Contractor

          In performing its services hereunder, the Contractor shall be an independent contractor and not an employee or agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out its obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Contractor to provide its services exclusively to the Company and the Contractor hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Contractor's behalf and the Contractor or any of its agents or employees shall not be entitled to the fringe benefits provided by the Company to its employees.

                                    ARTICLE 2
                             CONTRACTOR'S AGREEMENTS

2.1     General

          The services to be provided by the Contractor to the Company shall involve:

(a) assisting the Company in pursuing and securing a strategic relationship with China.com so as to integrate the securities trading platform of the Company into the China.com web site on substantially the terms set out in that letter of intent entered into between the parties dated February 16, 2000, a copy of which is attached as Schedule "A" hereto (the "Project"); and

(b) assisting the Company in connection with pursuing and securing strategic relationships similar in form to the Project in connection with other web sites targeting other parts of the Austral-Asia region (the "Secondary Projects"); and in so assisting the Company, the Contractor shall at all times be subject to the direction of the Company and shall keep the Company informed as to all matters concerning the Contractor's activities.

2.2     Expense  Statements

          The Contractor shall on or before the 15th day of each calendar month during the term hereof, or if a Saturday, Sunday or holiday the next following business day, render to the Company an itemized statement and accounting for the previous calendar month, together with such supporting documents as and when the Company may reasonably require, of all expenses which the Company is obligated by this Agreement to reimburse.

          The Contractor may incur expenses in the name of the Company up to an amount per month as agreed in advance by the Company, such expenses to relate solely to the carrying out of the Contractor's duties hereunder. The Contractor will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis.

                                    ARTICLE 3
                              COMPANY'S AGREEMENTS

3.1     Compensation  of  Contractor

          As compensation for the services rendered by the Contractor pursuant to this Agreement in connection with the Project, the Company shall:

(a) issue to the Contractor 200,000 common shares (the "Common Shares") in the capital stock of the Company, said shares being issued subject to the resale restrictions set out in Rule 144 as promulgated under the Securities Act of 1933 ("Rule 144");

(b) issue to the Contractor a further 800,000 Common Shares provided that it is acknowledged that 800,000 of such Common Shares (the "Escrow Shares") shall be held in escrow and shall only be released to the Contractor upon successful completion of the Project as evidenced by an executed agreement between the Company and China.com and, in circumstances where the Escrow Shares have not been released by June 30, 2000, the Escrow Shares shall be returned to the Company for cancellation;

(c) issue to the Contractor a further 1,000,000 Common Shares at such time as 200,000 securities transactions per month have been effected through the China.com web site utilizing the Company's securities trading platform for 3 consecutive months.

          As compensation for services rendered by the Contractor pursuant to this Agreement in connection with the Secondary Projects, the Company shall compensate the contractor in a manner equivalent to (b) and (c) above, taking into consideration factors such as the relative size of the market which is the subject of any Secondary Project and the price of the Common Shares at the time of successful completion of any Secondary Project relative to their current price.

3.2     Indemnity  by  Company

          The Company hereby agrees to indemnify, defend and hold harmless the Contractor, from and against any and all claims, demands, losses, actions, lawsuits and other proceedings, judgments and awards, and costs and expenses (including reasonable legal fees), arising directly or indirectly, in whole or in part, out of any matter related to any action taken by the Contractor within the scope of its duties or authority hereunder, excluding only such of the foregoing as arise from the fraudulent, gross negligence, reckless or wilful act or omission of the Contractor, its officers, directors, agents or employees or as arise in respect of the Contractor's office overhead or the Contractor's general administrative expenses, and the provisions of this Section 3.2 shall survive termination of this Agreement.

                                    ARTICLE 4
                        DURATION, TERMINATION AND DEFAULT

4.1     Effective  Date

          This Agreement shall become effective as of the date hereof, and shall continue on subject to termination as provided for herein.

4.2     Termination

          This Agreement may be terminated by either party by giving the other 30 days written notice of such termination.

          Notwithstanding the generality of the foregoing, the Agreement shall terminate in circumstances where the Project has not been successfully completed by June 30, 2000.

          Notwithstanding the termination of the Agreement, the Contractor shall be entitled to receive the applicable compensation provided for herein in circumstances where the Company completes a Project or a Secondary Project within 6 months of termination of this Agreement unless such termination has been effected by the Contractor.

4.3     Duties  Upon  Termination

          Upon termination of this Agreement for any reason, the Contractor shall promptly deliver the following in accordance with the directions of the
Company:

(a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

(b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

                                    ARTICLE 5
                                 CONFIDENTIALITY

5.1     Ownership  of  Work  Product

          All reports, documents, concepts, products and processes together with any marketing schemes, business or sales contracts, or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Contractor, directly or indirectly, in connection with or otherwise developed or first reduced to practice by the Contractor performing the services (collectively, the "Work Product") shall belong exclusively to the

Company which shall be entitled to all right, interest, profits or benefits in respect thereof. No copies, summaries or other reproductions of any Work
Product shall be made by the Contractor or any of its agents or employees without the express permission of the Company, provided that the Contractor is hereby given permission to maintain one copy of the Work Product for its own use.

5.2     Confidentiality

          The Contractor shall not, except as authorized or required by its duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to its knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

          The Contractor shall comply, and shall cause its agents and employees to comply, with such directions as the Company shall make to ensure the safeguarding or confidentiality of all such information. The Company may require that any agent or employee of the Contractor execute an agreement with the Company regarding the confidentiality of all such information.

5.3     Devotion  to  Contract

          During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of its services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of its agents or employees assigned to performance of the services on behalf of the Contractor to,:

(a) at all times perform its services faithfully, diligently, to the best of its abilities and in the best interests of the Company;

(b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Contractor's services hereunder; and

(c) refrain from acting in any manner contrary to the best interests of the Company or contrary to the duties of the Contractor as contemplated herein.

                                    ARTICLE 6
                                  MISCELLANEOUS

6.1     Waiver;  Consents

          No consent, approval or waiver, express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

6.2     Piggyback  Registration  Rights

          If, at any time du ring the 2 years following the issuance of any Common Shares to the Contractor, as contemplated hereunder the Company proposes to file a registration statement qualifying the issuance of or resale of certain of the Company's securities, the Company shall, subject to the objections of any underwriter involved in such share issuance, include any Common Shares issued to the Contractor hereunder in such registration statement. This provision shall survive any termination of this Agreement.

6.3     Governing  Law

          This Agreement and all matters arising thereunder shall be governed by the laws of the State of Delaware and the parties attorn to the exclusive jurisdiction of the Courts thereof.

6.4     Successors,  etc.
          This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors and permitted assigns.

6.5     Assignment

          This Agreement may not be assigned by any party except with the written consent of the other party hereto.

6.6     Entire  Agreement  and  Modification

          This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

6.7     Headings

          The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

6.8     Notices

          All notices, requests and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received upon personal delivery or, if mailed, upon the first to occur of actual receipt or forty-eight (48) hours after being placed in the mail, postage prepaid, registered or certified mail, return receipt requested, respectively addressed to the Company or the Contractor as follows:

The  Company:

efinancial  depot.com,  Inc.
150  -  1875  Century  Park  East
Century  City,  CA
USA
90067
Attention:  John  Huguet

The  Contractor:

CobraTech  Industries  Inc.

Attention:  Bill  G.  Calsbeck

or such other address as may be specified in writing to the other party, but notice of a change of address shall be effective only upon the actual receipt.

6.9     Time  of  the  Essence

          Time  is  of  the  essence.

6.10     Further  Assurances

          The parties hereto agree from time to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

6.11     Counterparts

          This Agreement may be executed in several counter-parts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

EFINANCIAL  DEPOT.COM,  INC.

Per: /s/  John  Huguet
     -----------------
Authorized  Signatory

COBRATECH  INDUSTRIES  INC.

Per: /s/  Stephen  Koltai
     --------------------
Authorized  Signatory